                                                                      Exhibit 24
                               POWER OF ATTORNEY

                              Firstar Corporation

                          (Commission File No. 1-2981)

                              FIRSTAR CORPORATION

                           Annual Report on Form 10-K




     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 10th day of February, 1995.





                                     /s/  Michael E. Batten     SEAL

                               POWER OF ATTORNEY

                              Firstar Corporation

                          (Commission File No. 1-2981)

                              FIRSTAR CORPORATION

                           Annual Report on Form 10-K




     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 6th day of February, 1995.





                                              /s/  Robert C. Buchanan     SEAL

                               POWER OF ATTORNEY

                              Firstar Corporation

                          (Commission File No. 1-2981)

                              FIRSTAR CORPORATION

                           Annual Report on Form 10-K




     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 6th day of February 1995.




                                              /s/  George M. Chester, Jr.   SEAL

                               POWER OF ATTORNEY

                              Firstar Corporation

                          (Commission File No. 1-2981)

                              FIRSTAR CORPORATION

                           Annual Report on Form 10-K




     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 26th day of January, 1995.





                                                  /s/  Roger H. Derusha     SEAL

                               POWER OF ATTORNEY

                              Firstar Corporation

                          (Commission File No. 1-2981)

                              FIRSTAR CORPORATION

                           Annual Report on Form 10-K




     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 30th day of January, 1995.





                                                 /s/  James L. Forbes       SEAL

                               POWER OF ATTORNEY

                              Firstar Corporation

                          (Commission File No. 1-2981)

                              FIRSTAR CORPORATION

                           Annual Report on Form 10-K




     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 30th day of January, 1995.





                                                   /s/  Holmes Foster       SEAL

                               POWER OF ATTORNEY

                              Firstar Corporation

                          (Commission File No. 1-2981)

                              FIRSTAR CORPORATION

                           Annual Report on Form 10-K




     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 30th day of January, 1995.





                                                 /s/  Joseph F. Heil, Jr.   SEAL

                               POWER OF ATTORNEY

                              Firstar Corporation

                          (Commission File No. 1-2981)

                              FIRSTAR CORPORATION

                           Annual Report on Form 10-K




     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 27th day of January, 1995.





                                                 /s/  John H. Hendee, Jr.   SEAL

                               POWER OF ATTORNEY

                              Firstar Corporation

                          (Commission File No. 1-2981)

                              FIRSTAR CORPORATION

                           Annual Report on Form 10-K




     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 3rd day of February, 1995.





                                                 /s/  Jerry M. Hiegel       SEAL

                               POWER OF ATTORNEY

                              Firstar Corporation

                          (Commission File No. 1-2981)

                              FIRSTAR CORPORATION

                           Annual Report on Form 10-K




     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 4th day of February, 1995.





                                                  /s/     Joe Hladky        SEAL

                              POWER OF ATTORNEY

                             Firstar Corporation

                         (Commission File No. 1-2981)

                             FIRSTAR CORPORATION

                          Annual Report on Form 10-K

        WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

        WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints
ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULTZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 11th day of March, 1995.



                                              /S/ C. Paul Johnson      SEAL

                               POWER OF ATTORNEY

                              Firstar Corporation

                          (Commission File No. 1-2981)

                              FIRSTAR CORPORATION

                           Annual Report on Form 10-K




     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 2nd day of February, 1995.





                                                   /s/  James H. Keyes      SEAL

                               POWER OF ATTORNEY

                              Firstar Corporation

                          (Commission File No. 1-2981)

                              FIRSTAR CORPORATION

                           Annual Report on Form 10-K




     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 26th day of January, 1995.





                                                  /s/  Sheldon B. Lubar     SEAL

                               POWER OF ATTORNEY

                              Firstar Corporation

                          (Commission File No. 1-2981)

                              FIRSTAR CORPORATION

                           Annual Report on Form 10-K




     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 31st day of January, 1995.





                                          /s/  Daniel F. McKeithan, Jr.     SEAL

                               POWER OF ATTORNEY

                              Firstar Corporation

                          (Commission File No. 1-2981)

                              FIRSTAR CORPORATION

                           Annual Report on Form 10-K




     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 29th day of January, 1995.





                                                /s/  George W. Mead II      SEAL

                               POWER OF ATTORNEY

                              Firstar Corporation

                          (Commission File No. 1-2981)

                              FIRSTAR CORPORATION

                           Annual Report on Form 10-K




     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 27th day of January, 1995.





                                                   /s/  Guy A. Osborn       SEAL

                               POWER OF ATTORNEY

                              Firstar Corporation

                          (Commission File No. 1-2981)

                              FIRSTAR CORPORATION

                           Annual Report on Form 10-K




     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 31st day of January, 1995.





                                                  /s/  Judith D. Pyle       SEAL

                               POWER OF ATTORNEY

                              Firstar Corporation

                          (Commission File No. 1-2981)

                              FIRSTAR CORPORATION

                           Annual Report on Form 10-K




     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 27th day of January, 1995.





                                             /s/  Clifford V. Smith, Jr.    SEAL

                               POWER OF ATTORNEY

                              Firstar Corporation

                          (Commission File No. 1-2981)

                              FIRSTAR CORPORATION

                           Annual Report on Form 10-K




     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of February, 1995.





                                                 /s/  William W. Wirtz      SEAL